UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December 2019

Nuveen Closed-End Funds

JRI	Nuveen Real Asset Income and Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

Financial markets finished 2019 on a high note, despite the challenges of a weak start to the year, a slower global economy and heightened geopolitical risks. While global manufacturing languished, consumers remained resilient amid tight labor markets, growing wages and tame inflation. Global business sentiment, however, was less optimistic due to trade frictions and weaker global demand. Across advanced economies growth in corporate profits and earnings was subdued in 2019. Nevertheless, the Federal Reserve’s (Fed) pivot to easing monetary conditions, along with liquidity provided by other central banks around the world, provided confidence that the economic cycle could be extended. Additionally, the year ended with a reduction in trade tensions and Brexit uncertainty, although the next phase of U.S.-China trade negotiations are expected to be more challenging and the U.K. has a relatively short transition window in which to redefine its relationship with the European Union.

We continue to anticipate muted economic growth and increased market volatility this year. The U.S. economy held steady in the second half of 2019, although growth for the year overall moderated from 2018’s pace. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Fed’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Although consumer spending in Europe and Japan, like in the U.S., has remained supported by jobs growth and rising wages, economic growth there appears more fragile. The COVID-19 coronavirus outbreak poses a new downside risk to the global economy, as disruptions to both demand and production ripple through global supply chains. We are closely monitoring the situation.

At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 21, 2020

Portfolio Managers’ Comments

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”), an affiliate of Nuveen Fund Advisers, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Jay L. Rosenberg, Jean C. Lin, CFA, Brenda A. Langenfeld, CFA, and Tryg T. Sarsland.

Effective January 2, 2019, Jean C. Lin, CFA was added to the portfolio management team.

Here the Fund’s portfolio management team discusses the economic and financial markets, key investment strategies and the Fund’s performance for the twelve-month reporting period ended December 31, 2019.

What factors affected the U.S. economic and financial markets during the twelve-month reporting period ended December 31, 2019?

The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the fourth quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “advance” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the final months of the year, the economy was boosted by moderate consumer spending, along with positive contributions from government spending and trade, which offset weakness in business investment. For 2019 as a whole, U.S. GDP grew 2.3%, a decline from 2.9% in 2018 and the slowest pace since 2016.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in December 2019 from 3.9% in December 2018 and job gains averaged around 176,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 2.9% in December 2019. However, inflation remained subdued. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.3% over the twelve-month reporting period ended December 31, 2019 before seasonal adjustment.

Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.5% year-over-year in November 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.0% and 2.6%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019, September 2019 and October 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks, escalating rhetoric from both sides and a series of tariff increases, tensions appeared to ease in the later months of 2019. The U.S. and China signaled their agreement on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. (Subsequent to the close of the reporting period, the “phase one” deal was signed on January 15, 2020.) While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the European Union, Brazil and Argentina also arose throughout the period. More than a year after the three countries signed onto the U.S., Mexico and Canada Agreement (USMCA) trade deal, which replaces the North American Free Trade Agreement, the U.S. House of Representatives approved the deal in December 2019 (and, subsequent to the close of the reporting period, the Senate voted in January 2020 to approve it). Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.

The Brexit saga also appeared to make a breakthrough by the end of 2019. After former Prime Minister Theresa May was unable to secure a Brexit deal by the original March 29, 2019 deadline, she resigned as of June 7, 2019. When her successor, Boris Johnson, failed to meet the EU’s first deadline extension of October 31, 2019, the EU approved a “flextension” to January 31, 2020. A U.K. general election was scheduled for December 2019, wherein the Conservative Party won a large majority and bolstered Prime Minister Johnson’s mandate to get Brexit done. A few days later, the British Parliament passed the Brexit Bill. In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the EU. However, following the unexpected resignation of the prime minister in August 2019, the newly formed coalition government appeared to take a less antagonistic stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.

Elsewhere, anti-government protests erupted across Latin America, Hong Kong and Lebanon during 2019, and Venezuela’s economic and political crisis deepened. In Argentina, markets were shocked by the defeat of incumbent President Macri, prompting concerns about the economic policies favored by the incoming Fernandez administration. Brazil’s Bolsonaro administration achieved a legislative win on pension reform and kept the economy on a path of modest growth. Europe’s traditional centrist parties lost seats in the May 2019 Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2019?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund is invested using NAM’s real asset income strategy, which invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. The strategy invests primarily in five security types: global infrastructure common stock, real estate investment trust (REIT) common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark is the JRI Blended Index, which is an index we created to represent a model asset allocation for an income oriented-product providing investment exposure to real assets. The JRI Blended Index constituents include: 28% S&P Global Infrastructure Index, 21% FTSE EPRA Nareit Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Bloomberg Barclays Global Capital Securities Index and 18% Bloomberg Barclays U.S. Corporate High Yield Bond Index. Our strategy attempts to add value versus the comparative benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. Up to 40% of its assets may be debt securities, all of which may be rated below investment grade, though no more than 10% of its assets may be invested in securities rated CCC+/Caa1 or lower at any time. Non-U.S. exposure represents 25% to 75% of the Fund’s managed assets. To a limited extent, the Fund also opportunistically writes call options primarily on securities issued by real asset related companies, seeking to enhance its risk-adjusted total returns over time.

During the reporting period, we continued to select securities using an investment process that screens for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

As is typical with this strategy, we continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. Early in the year, we took advantage of the strong high yield market and repositioned the debt portfolio. In the process, we continued to migrate the portfolio higher in quality relative to historic ranges, while reducing its exposure to less liquid issues. We also improved the high yield portfolio’s diversification by reducing issuer concentration and adding new issuers to the debt sleeve. We maintained a geographic representation in the debt portfolio that was similar to the equity and preferred categories. And similar to the preferred segment, utilities and pipeline infrastructure holdings remained the largest sectors in the debt portion of the portfolio at year end.

We also modestly increased exposure to equities in general, which further reduced the Fund’s overall underweight in equities. The primary source of funds for the rebalancing was a slight reduction in both infrastructure and real estate preferred shares, which both had a strong year in terms of total return. Although reduced, the Fund’s overall preferred exposure (infrastructure and real estate) remains overweight, but only slightly now meaning the allocations to equity, preferred, and debt are near neutral relative to where we would expect them to be over longer time periods.

Toward the end of the reporting period, we began to very slightly increase exposure to areas within the Fund’s investment universe that have greater sensitivity to the global economic cycle in response to the uptick in global economic data and declining geopolitical risk. This was in contrast to many of our positioning changes made throughout the first nine months of the year when we were more interested in companies whose earnings were somewhat decoupled from the economic cycle. However, we remained committed to higher quality companies within the Fund’s portfolio relative to historic ranges.

How did the Fund perform during this twelve-month reporting period ended December 31, 2019?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and since inception periods ended December 31, 2019. For the twelve-month

Portfolio Managers’ Comments (continued)

reporting period ended December 31, 2019, the Fund’s total return at net asset value (NAV) outperformed its JRI Blended Index and the MSCI World Index (net).

During the reporting period, all five of the “real asset” categories represented in the JRI Blended Index produced strong double-digit absolute returns. After outperforming global equities for a good portion of 2019, global real estate took a bit of a breather in the final months of the reporting period. The segment ended the reporting period with a 21.91% return (FTSE EPRA/Nareit Developed Index), underperforming the U.S. real estate market, which returned 25.84% (MSCI U.S. REIT Index). The global real estate sector also lagged broader global equity markets, which enjoyed a strong rally with a 27.67% gain for the reporting period, as measured by the Fund’s other benchmark, the MSCI World Index. The global infrastructure segment outpaced real estate, but also wasn’t able to keep up with the strength of broader equity markets. After leading markets earlier in the reporting period, defensive areas of the markets underperformed broader equities in the final months due to the decline in geopolitical risk (most notably the decisive win by the Conservative Party in the most recent U.K. election), improving global economic data and a “risk-on” rally in the marketplace.

Given the reversal in risk appetite along with the lessening of geopolitical tensions, interest rates experienced a modest uptick in the final months of the reporting period. However, rates were still significantly lower for the reporting period, providing a favorable backdrop for debt and preferred securities. The 10-year Treasury yield, for example, fell from 2.66% at the beginning of 2019 to 1.92% by year end. These more rate sensitive parts of the capital structure also posted strong absolute returns. High yield gained 14.32%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Index, providing the strongest annual return for the sector since 2016. The high yield segment continued to benefit from strong credit fundamentals and default rates near all-time lows.

During the reporting period, the REIT common equity segment was the primary driver of the Fund’s significant outperformance versus the benchmarks, although the global infrastructure preferred and REIT preferred segments of the portfolio also contributed favorably. The global infrastructure common equity and high-yield segments detracted from relative results.

The vast majority of the Fund’s outperformance versus the JRI Blended Index was due to stock selection in the real estate common equity portion of the portfolio. Selection was particularly beneficial in the health care REIT sector, where the Fund had a higher weight and the securities we selected outperformed by a wide margin. Within this more defensive sector, we continued to benefit from our emphasis on the life science area (lab space for research), as well as medical office space, which are two areas where demand remains strong. Medical office and lab facilities continue to benefit from stronger demand in core markets, expected growth rates that are higher than other areas of health care-focused real estate, and solid expected returns on property development pipelines. Strong fundamentals were key to the investor interest in these securities, which led to their outperformance. Our underweight exposure and security selection in the mall sector also benefited the Fund’s relative results in the sector. In a very strong period for commercial real estate where every other sector advanced by double digits, the mall sector continued to struggle due to the well-documented disruption from ecommerce, which is shrinking footprints for retailers. Also, regional malls are seeing a change in business mix as they target more experiential options and restaurants versus traditional apparel storefronts. We have focused the Fund’s exposure in higher quality mall operators and in geographies less impacted by the above-mentioned trends for quite some time, a strategy that paid off during the reporting period.

Security selection within infrastructure preferreds benefited performance as the more than 20% return of the Fund’s positions in the sector was over 5% higher than the index constituents. A significant portion of the outperformance was the result of the Fund’s real asset mandate, which precludes us from owning financial preferreds such as banks and larger conglomerate financial institutions. Although returns for these financial preferreds were also strong, the segment underperformed our investments due to the market’s preference for more defensive company types for most of the year as well as declining interest rates that can impact banking profitability. Technology infrastructure and pipeline preferreds provided strong absolute and relative performance for the Fund, neither of which are well represented in the blended benchmark. Technology infrastructure preferreds were bolstered by strong secular demand, while positive fundamentals and increasing oil prices helped to drive pipeline preferred shares higher.

The third leading contributor to relative outperformance came largely from our security selection within the REIT preferred segment. Within the segment, the Fund benefited from our exposures to technology infrastructure and self-storage preferreds, and our continued underweight to malls. The mall underweight was predicated on continued market share gains by ecommerce companies and ongoing store closures due to falling retail sales, especially in apparel.

The global infrastructure common equity portion of the portfolio was the greatest detractor. As noted above, global infrastructure common equity was the strongest performing asset class in the Fund during the reporting period. While our infrastructure equity holdings in the portfolio slightly outperformed those of the benchmark, the Fund’s underweight allocation negatively impacted relative returns. Our underweight to the group relative to REIT equities was primarily due to regulatory and political risk, especially in Europe and the U.K. For example, the portfolio has been underweight in the U.K. for some time because of Brexit uncertainty and the subsequent potential political fallout that could impact infrastructure assets. However, late in the reporting period, the decisive Conservative Party election victory and December 2019 Parliament vote to depart from the EU in January 2020 removed some of the uncertainty surrounding Brexit. More importantly, it also eliminated the possibility of a Labour Party government that had suggested potential nationalization of several different infrastructure business types, which had weighed on those sectors, particularly regulated utilities. Additionally, the regulatory environment in Spain had created an overhang on infrastructure, especially regulated utilities in that country as allowable returns were reset in a lower rate environment, which did impact our outlook for returns for much of the year. More specifically in terms of sectors, the Fund’s underweight allocation to the pipeline and airport sectors was most detrimental to relative performance. In the pipeline area, the second strongest performing sector within global infrastructure equity during the reporting period, we have tended to focus the Fund’s exposures in preferred securities, which offer exposure to the sector with less volatility relative to the common equity exposure. We also had a lower weight than the benchmark in airports, driven almost exclusively by the Fund’s primary objective to provide income. Although many airport companies are represented in the benchmark, very few have dividend yields high enough to warrant inclusion in the portfolio, leading to the Fund’s persistent underweight to the group. Given the strong performance of both pipelines and airport equities during the year, our underweight position detracted in relative terms.

The high yield debt portfolio also detracted very modestly from the Fund’s relative performance, mainly from security selection in the electric utilities sector early in the reporting period. We held two independent power producers whose primary offtake agreements were with PG&E, California’s largest utility. These holdings underperformed after PG&E filed for Chapter 11 bankruptcy protection due to its potential liability related to a number of wildfires. Subsequently, we eliminated any material exposure to the uncertainty surrounding California wildfire liability from our debt portfolio.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmarks was the Fund’s use of leverage through the use of bank borrowings and reverse repurchase agreements. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.

The Fund’s use of leverage had a positive impact on total return performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a negative impact on total return performance during this reporting period.

As of December 31, 2019, the Fund’s percentages of leverage are as shown in the accompanying table.

JRI
Effective Leverage*	34.29%
Regulatory Leverage*	28.76%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2019	Draws	Paydowns	December 31, 2019	Average Balance Outstanding	Draws	Paydowns	February 27, 2020
$215,225,000	$7,000,000	$ —	$222,225,000	$217,825,000	$ —	$ —	$222,225,000

Refer to Notes to Financial Statements, Note 9 – Fund Leverage, Borrowings for further details.

Reverse Repurchase Agreements

As noted above, the Fund utilized reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2019	Sales	Purchases	December 31, 2019	Average Balance Outstanding	Sales	Purchases	February 27, 2020
$ —	$ —	$65,000,000	$65,000,000	$65,000,000	$ —	$ —	$65,000,000

Refer to Notes to Financial Statements, Note 9 – Fund Leverage, Reverse Repurchase Agreements for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2019, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

During October 2019, the Fund adopted a managed distribution program. Prior to October 2019, the Fund had a cash flow-based distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of December 31, 2019

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
4/25/2012	$0.1170	7.01%	30.18%	7.71%	6.46%	30.18%

The following table provides the Fund’s distribution sources as of December 31, 2019.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of December 31, 2019

Fiscal YTD Percentage of Distribution			Fiscal YTD Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
100.0%	0.0%	0.0%	$1.2940	$1.2940	$0.0000	$0.0000

CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

During November 2019, the Nuveen Closed-End Funds discontinued the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE REPURCHASES

During August 2019, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of December 31, 2019, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JRI
Common shares cumulatively repurchased and retired	191,000
Common shares authorized for repurchase	2,745,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of December 31, 2019, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JRI
Common share NAV	$20.04
Common share price	$18.36
Premium/(Discount) to NAV	(8.38)%
12-month average premium/(discount) to NAV	(11.53)%

Risk Considerations and Investment Policy Updates

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Real Asset Income and Growth Fund (JRI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as foreign investment risk, see the Fund’s web page at www.nuveen.com/JRI.

Investment Policy Updates

Change in Investment Policy

The Fund has recently adopted the following policy regarding limits to investments in illiquid securities:

While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on the Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but the Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.

THIS PAGE INTENTIONALLY LEFT BLANK

JRI	Nuveen Real Asset Income and Growth Fund Performance Overview and Holding Summaries as of December 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2019

	Average Annual
	1-Year	5-Year	Since Inception
JRI at Common Share NAV	30.18%	7.71%	10.53%
JRI at Common Share Price	45.48%	7.80%	9.63%
Custom Blended Benchmark	20.01%	5.79%	7.17%
MSCI World Index	27.67%	8.74%	10.39%

Since inception returns are from 4/25/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	70.0%
$25 Par (or similar) Retail Preferred	23.4%
Corporate Bonds	21.0%
$1,000 Par (or similar) Institutional Preferred	20.7%
Convertible Preferred Securities	6.9%
Variable Rate Senior Loan Interests	3.3%
Convertible Bonds	1.0%
Investment Companies	0.6%
Whole Loans	0.5%
Mortgage-Backed Securities	0.3%
Common Stock Rights	0.0%
Repurchase Agreements	2.2%
Other Assets Less Liabilities	2.3%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	152.2%
Borrowings	(40.4)%
Reverse Repurchase Agreements	(11.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Equity Real Estate Investment Trusts	37.6%
Oil, Gas & Consumable Fuels	15.0%
Electric Utilities	14.6%
Multi-Utilities	9.3%
Real Estate Management & Development	4.2%
Other	17.8%
Repurchase Agreements	1.5%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AAA	0.4%
A	2.8%
BBB	44.0%
BB or Lower	35.2%
N/R (not rated)	17.6%
Total	100%

Country Allocation

(% of total investments)

United States	59.1%
Canada	13.3%
Australia	4.3%
Singapore	3.5%
France	2.8%
Italy	2.0%
United Kingdom	1.7%
Spain	1.7%
Germany	1.5%
Portugal	1.0%
Other	9.1%
Total	100%

Top Five Common Stock Holdings

(% of total common stocks)

VEREIT Inc	3.6%
Medical Properties Trust Inc	3.0%
STAG Industrial Inc	2.8%
Engie SA	2.2%
MGM Growth Properties LLC	2.2%

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Real Asset Income and Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Nuveen Real Asset Income and Growth Fund (the Fund), including the portfolio of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

February 27, 2020

JRI	Nuveen Real Asset Income and Growth Fund Portfolio of Investments December 31, 2019

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 147.7% (98.5% of Total Investments)

	COMMON STOCKS – 70.0% (46.7% of Total Investments)

	Air Freight & Logistics – 0.7%

35,737	bpost SA, (2)	$413,178
87,902	Oesterreichische Post AG, (2)	3,341,182
	Total Air Freight & Logistics	3,754,360

	Commercial Services & Supplies – 0.4%

155,315	Covanta Holding Corp	2,304,875

	Diversified Telecommunication Services – 1.7%

436,130	HKBN Ltd, (2)	731,277
1,015,956	HKT Trust & HKT Ltd, (2)	1,431,773
8,665,494	NetLink NBN Trust	6,088,622
496,392	Singapore Telecommunications Ltd, (2)	1,225,928
	Total Diversified Telecommunication Services	9,477,600

	Electric Utilities – 7.9%

5,627,556	AusNet Services (2)	6,710,781
74,824	Cia de Transmissao de Energia Eletrica Paulista, (2)	420,759
545,176	Contact Energy Ltd, (2)	2,618,795
1,022,359	EDP - Energias de Portugal SA, (2)	4,436,417
157,121	Endesa SA, (2)	4,195,873
259,380	Enel Chile SA	1,232,055
220,630	HK Electric Investments & HK Electric Investments Ltd	217,450
316,120	Power Assets Holdings Ltd, (2)	2,312,612
150,449	PPL Corp	5,398,110
348,492	Red Electrica Corp SA, (2)	7,022,030
2,308,737	Spark Infrastructure Group, (2)	3,384,586
65,573	SSE PLC, (2)	1,250,624
536,009	Transmissora Alianca de Energia Eletrica SA, (2)	4,165,236
	Total Electric Utilities	43,365,328

	Equity Real Estate Investment Trust – 38.3%

440,210	Abacus Property Group, (2)	1,114,846
5,882	Altarea SCA	1,336,062
403,853	APN Industria REIT, (2)	824,497
117,978	Armada Hoffler Properties Inc.	2,164,896
1,655,560	Ascendas Real Estate Investment Trust, (2)	3,657,717
210,564	Automotive Properties Real Estate Investment Trust	1,970,161
60,130	Brandywine Realty Trust	947,048
34,628	British Land Co PLC	293,006
42,826	Brixmor Property Group Inc.	925,470
90,150	Brookfield Property REIT Inc.	1,662,817
1,308,658	Centuria Industrial REIT, (2)	3,067,766
1,046,821	Centuria Metropolitan REIT, (2)	2,133,386
329,800	Charter Hall Long Wale REIT, (2)	1,272,758
472,070	Charter Hall Social Infrastructure REIT	1,073,331
11,586	CHECK DESCRIPTION	703,084
182,694	City Office REIT Inc.	2,470,023
611	Cofinimmo SA	89,782
139,027	Cominar Real Estate Investment Trust	1,516,016
22,710	Covivio, (2)	2,579,171
2,672,878	Cromwell European Real Estate Investment Trust	1,619,010
131,383	CT Real Estate Investment Trust	1,632,992
597,155	Dream Industrial Real Estate Investment Trust	6,042,599
101,399	EPR Properties	7,162,825
1,460,416	ESR-REIT	575,501
1,827,613	Fortune Real Estate Investment Trust, (2)	2,132,399

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2019

Shares	Description (1)	Value

	Equity Real Estate Investment Trust (continued)

1,334,292	Frasers Centrepoint Trust, (2)	$2,790,263
6,969,771	Frasers Logistics & Industrial Trust	6,425,901
650,548	GDI Property Group	673,370
84,972	Globalworth Real Estate Investments Ltd	891,177
112,505	Growthpoint Properties Australia Ltd, (2)	327,694
29,451	ICADE, (2)	3,206,831
3,670,132	IGB Real Estate Investment Trust	1,695,771
51,593	Immobiliare Grande Distribuzione SIIQ SpA	358,806
33,605	Independence Realty Trust Inc.	473,158
154,365	Inovalis Real Estate Investment Trust	1,267,206
71,673	Intervest Offices & Warehouses NV, (2)	2,060,525
865	Kenedix Retail REIT Corp	2,201,210
861,389	LXI REIT plc	1,597,394
880,636	Mapletree Industrial Trust, (2)	1,703,157
2,072,286	Mapletree Logistics Trust, (2)	2,680,519
545,104	Medical Properties Trust Inc.	11,507,145
270,878	MGM Growth Properties LLC	8,389,092
69,621	National Health Investors Inc.	5,672,719
733,375	National Storage REIT, (2)	944,221
550,581	NewRiver REIT PLC	1,462,246
844,452	Nexus Real Estate Investment Trust	1,411,159
97,773	Northview Apartment Real Estate Investment Trust	2,231,714
554,304	NorthWest Healthcare Properties Real Estate Investment Trust	5,092,485
72,474	NSI NV	3,528,163
173,670	Omega Healthcare Investors Inc.	7,354,925
91,027	Park Hotels & Resorts Inc.	2,354,869
637,669	Parkway Life Real Estate Investment Trust	1,574,082
38,782	Pebblebrook Hotel Trust	1,039,745
398,709	Physicians Realty Trust	7,551,548
504,266	PLA Administradora Industrial S de RL de CV	826,775
222,090	Prologis Property Mexico SA de CV	493,338
62,098	RioCan Real Estate Investment Trust	1,279,691
108,241	RPT Realty	1,627,945
370,522	Scentre Group, (2)	997,169
27,520	Simon Property Group Inc.	4,099,379
237,914	SITE Centers Corp	3,335,554
22,984	SmartCentres Real Estate Investment Trust	552,409
336,221	STAG Industrial Inc.	10,614,497
1,831	Star Asia Investment Corp, (2)	1,968,182
331,380	Stockland, (2)	1,075,183
275,090	Stride Property Group	437,050
34,609	Summit Hotel Properties Inc.	427,075
179,747	Sunstone Hotel Investors Inc.	2,502,078
813,645	Target Healthcare REIT PLC	1,250,195
483,290	True North Commercial Real Estate Investment Trust	2,713,168
41,196	Ventas Inc.	2,378,657
1,487,697	VEREIT Inc.	13,746,320
225,495	VICI Properties Inc.	5,761,397
1,246,500	Viva Energy REIT, (2)	2,331,532
1,106,847	Warehouse Reit PLC	1,634,734
67,439	Weingarten Realty Investors	2,106,794
75,652	WP Carey Inc.	6,055,186
377,539	WPT Industrial Real Estate Investment Trust	5,206,263
	Total Equity Real Estate Investment Trust	210,854,829

	Gas Utilities – 2.4%

156,319	APA Group, (2)	1,216,856
146,140	Enagas SA	3,727,660
103,894	Naturgy Energy Group SA, (2)	2,616,155
1,053,716	Snam SpA, (2)	5,540,227
	Total Gas Utilities	13,100,898

	Health Care Providers & Services – 0.0%

4,657	Sienna Senior Living Inc.	65,486

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers – 1.0%

7,884	Atlantica Yield plc	$208,059
16,678	Brookfield Renewable Partners LP	774,466
1,128	Canadian Solar Infrastructure Fund Inc., (2)	1,237,511
206,140	TerraForm Power Inc.	3,172,495
272	TransAlta Renewables Inc.	3,251
	Total Independent Power & Renewable Electricity Producers	5,395,782

	Media – 0.3%

95,270	Eutelsat Communications SA	1,548,464

	Mortgage Real Estate Investment Trust – 1.7%

207,866	Blackstone Mortgage Trust Inc.	7,736,772
10,992	KKR Real Estate Finance Trust Inc.	224,457
68,337	TPG RE Finance Trust Inc.	1,385,191
	Total Mortgage Real Estate Investment Trust	9,346,420

	Multi-Utilities – 4.9%

52,107	Dominion Energy Inc.	4,315,502
518,130	Engie SA, (2)	8,392,836
279,681	EON SE, (2)	2,988,915
71,715	National Grid PLC	4,494,379
1,273,137	REN - Redes Energeticas Nacionais SGPS SA	3,884,371
77,637	Suez, (2)	1,176,454
666,126	Vector Ltd, (2)	1,673,348
	Total Multi-Utilities	26,925,805

	Oil, Gas & Consumable Fuels – 6.6%

200,184	Enbridge Inc.	7,961,318
110,498	Enterprise Products Partners LP	3,111,624
121,578	Gibson Energy Inc.	2,489,514
240,035	Inter Pipeline Ltd	4,166,485
9,267	Keyera Corp	242,781
311,329	Kinder Morgan Inc.	6,590,835
82,531	Magellan Midstream Partners LP	5,188,724
28,269	ONEOK Inc.	2,139,115
16,561	Plains GP Holdings LP	313,831
161,086	Williams Cos Inc.	3,820,960
198,669	Z Energy Ltd, (2)	588,019
	Total Oil, Gas & Consumable Fuels	36,613,206

	Real Estate Management & Development – 1.3%

1,380,325	Ascendas India Trust	1,590,768
116,584	Cibus Nordic Real Estate AB	1,811,055
1,109,872	Corp Inmobiliaria Vesta SAB de CV	2,002,847
14,220	DIC Asset AG	253,614
3,338,647	Land & Houses PCL	1,092,309
444,410	Sirius Real Estate Ltd	520,969
	Total Real Estate Management & Development	7,271,562

	Road & Rail – 0.5%

778,590	Aurizon Holdings Ltd, (2)	2,857,366

	Thrifts & Mortgage Finance – 0.2%

537,362	Real Estate Credit Investments Ltd	1,195,807

	Transportation Infrastructure – 1.8%

190,581	COSCO SHIPPING Ports Ltd, (2)	156,090
14,020	Grupo Aeroportuario del Pacifico SAB de CV	1,662,912
142,284	Macquarie Infrastructure Corp	6,095,446
289,838	Sydney Airport, (2)	1,760,975
	Total Transportation Infrastructure	9,675,423

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2019

Shares	Description (1)			Value

	Water Utilities – 0.3%

1,286,926	Aguas Andinas SA			$545,953
1,096,557	Inversiones Aguas Metropolitanas SA, (2)			1,193,960
	Total Water Utilities			1,739,913
	Total Common Stocks (cost $350,491,879)			385,493,124

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 23.4% (15.6% of Total Investments)

	Diversified Financial Services – 0.2%

41,608	National Rural Utilities Cooperative Finance Corp	5.500%	A3	$1,146,300

	Electric Utilities – 3.0%

83,500	Duke Energy Corp	5.750%	BBB	2,313,785
47,539	Entergy Arkansas LLC	4.875%	A	1,237,440
20,093	Entergy Texas Inc.	5.375%	BBB–	533,771
72,107	Georgia Power Co	5.000%	BBB	1,853,871
135,026	Integrys Holding Inc., (2)	6.000%	BBB	3,628,824
681	NextEra Energy Capital Holdings Inc.	5.000%	BBB	17,379
71,027	NextEra Energy Capital Holdings Inc.	5.250%	BBB	1,850,253
31,104	NextEra Energy Capital Holdings Inc.	5.650%	BBB	853,183
84,668	Southern Co	5.250%	BBB	2,230,155
65,011	Southern Co	5.250%	BBB	1,710,439
	Total Electric Utilities			16,229,100

	Equity Real Estate Investment Trust – 13.2%

23,147	American Homes 4 Rent	6.500%	BB	606,220
89,029	American Homes 4 Rent	6.350%	BB	2,306,741
41,618	American Homes 4 Rent	5.875%	BB	1,089,559
73,261	American Homes 4 Rent	5.875%	BB	1,915,775
30,417	Armada Hoffler Properties Inc.	6.750%	N/R	853,805
10,490	Cedar Realty Trust Inc.	7.250%	N/R	263,089
51,838	Cedar Realty Trust Inc.	6.500%	N/R	1,202,123
85,446	City Office REIT Inc.	6.625%	N/R	2,204,507
19,544	Colony Capital Inc.	7.500%	N/R	490,554
52,779	Colony Capital Inc.	7.125%	N/R	1,262,474
3,801	Colony Capital Inc.	7.150%	N/R	91,832
85,404	Colony Capital Inc.	7.125%	N/R	2,042,010
57,742	Digital Realty Trust Inc.	5.250%	Baa3	1,488,011
78,961	Digital Realty Trust Inc.	5.850%	Baa3	2,171,428
57,140	Digital Realty Trust Inc.	5.200%	Baa3	1,474,783
76,888	EPR Properties	5.750%	Baa3	1,985,248
21,177	Hersha Hospitality Trust	6.875%	N/R	529,849
119,596	Hersha Hospitality Trust	6.500%	N/R	2,977,941
77,626	Hersha Hospitality Trust	6.500%	N/R	1,940,650
125,607	Investors Real Estate Trust	6.625%	N/R	3,298,138
56,966	Kimco Realty Corp	5.250%	Baa2	1,475,419
1,713	Mid-America Apartment Communities Inc.	8.500%	BBB–	113,041
129,875	Monmouth Real Estate Investment Corp	6.125%	N/R	3,236,485
20,415	National Retail Properties Inc.	5.200%	Baa2	519,154
60,550	National Storage Affiliates Trust	6.000%	N/R	1,611,841
69,215	Pebblebrook Hotel Trust	6.500%	N/R	1,758,061
80,153	Pebblebrook Hotel Trust	6.375%	N/R	2,071,154
90,576	Pebblebrook Hotel Trust	6.300%	N/R	2,327,803
34,529	PS Business Parks Inc.	5.250%	BBB	901,207
63,713	PS Business Parks Inc.	5.200%	Baa2	1,636,150
110,347	PS Business Parks Inc.	4.875%	Baa2	2,735,502
25,784	Public Storage	5.600%	A3	713,959
50,203	Public Storage	4.875%	A3	1,292,727
70,809	Rexford Industrial Realty Inc.	5.625%	BB+	1,815,543
32,138	Saul Centers Inc.	6.125%	N/R	828,839
44,101	Saul Centers Inc.	6.000%	N/R	1,159,856
71,081	SITE Centers Corp	6.375%	BB+	1,862,322
15,600	STAG Industrial Inc.	6.875%	BB+	416,208
39,451	Summit Hotel Properties Inc.	6.450%	N/R	1,017,757

Shares		Description (1)		Coupon	Ratings (3)	Value

		Equity Real Estate Investment Trust (continued)

120,337		Summit Hotel Properties Inc.		6.250%	N/R	$3,074,610
18,590		Sunstone Hotel Investors Inc.		6.950%	N/R	483,526
87,052		Sunstone Hotel Investors Inc.		6.450%	N/R	2,244,201
37,743		UMH Properties Inc.		8.000%	N/R	977,544
78,608		UMH Properties Inc.		6.750%	N/R	2,054,813
50,720		Urstadt Biddle Properties Inc.		6.250%	N/R	1,350,674
49,543		Urstadt Biddle Properties Inc.		5.875%	N/R	1,262,356
136,558		Vornado Realty Trust		5.250%	Baa3	3,487,691
		Total Equity Real Estate Investment Trust				72,623,180

		Gas Utilities – 0.6%

87,278		South Jersey Industries Inc.		5.625%	BB+	2,328,577
35,736		Spire Inc.		5.900%	BBB	987,028
		Total Gas Utilities				3,315,605

		Independent Power & Renewable Electricity Producers – 0.2%

57,133		Brookfield Renewable Partners LP		5.750%	BBB–	1,130,737

		Multi-Utilities – 3.8%

37,611		Algonquin Power & Utilities Corp		6.200%	BB+	1,060,630
113,235		Brookfield Infrastructure Partners LP		5.350%	BBB–	2,248,917
56,294		CMS Energy Corp		5.875%	Baa2	1,537,389
138,318		Dominion Energy Inc.		5.250%	BBB–	3,621,165
38,942		DTE Energy Co		5.250%	BBB–	995,358
87,099		DTE Energy Co		5.375%	BBB–	2,251,509
74,152		DTE Energy Co		6.000%	BBB–	1,995,430
46,244		DTE Energy Co		5.250%	BBB–	1,222,692
69,157		NiSource Inc.		6.500%	BBB–	1,928,097
150,986		Sempra Energy		5.750%	Baa2	4,011,698
		Total Multi-Utilities				20,872,885

		Oil, Gas & Consumable Fuels – 1.0%

38,176		Energy Transfer Operating LP		7.600%	BB	966,616
64,985		NGL Energy Partners LP		9.000%	N/R	1,703,257
82,119		NuStar Energy LP		8.500%	B1	1,976,605
43,123		NuStar Energy LP		7.625%	B1	933,613
		Total Oil, Gas & Consumable Fuels				5,580,091

		Real Estate Management & Development – 1.4%

121,552		Brookfield Property Partners LP		6.500%	BB+	3,156,705
114,100		Brookfield Property Partners LP		6.375%	BB+	3,027,073
64,791		Landmark Infrastructure Partners LP		7.900%	N/R	1,658,650
		Total Real Estate Management & Development				7,842,428
		Total $25 Par (or similar) Retail Preferred (cost $122,884,598)				128,740,326

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

		CORPORATE BONDS – 21.0% (14.0% of Total Investments)

		Chemicals – 0.2%

$800		Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	11.000%	4/15/25	B–	$870,000

		Commercial Services & Supplies – 1.8%

775		Atento Luxco 1 SA, 144A, (5)	6.125%	8/10/22	BB	763,375
500		Clean Harbors Inc., 144A	5.125%	7/15/29	BB+	536,300
915		Covanta Holding Corp, (5)	5.875%	7/01/25	B1	965,325
900	EUR	DSV Miljoe Group AS, Reg S	5.900%	5/10/21	N/R	1,019,941
2,640		GFL Environmental Inc., 144A	7.000%	6/01/26	CCC+	2,788,896
100		GFL Environmental Inc., 144A	5.125%	12/15/26	B+	105,138
275		GFL Environmental Inc., 144A	8.500%	5/01/27	CCC+	302,500
350		Stericycle Inc., 144A	5.375%	7/15/24	BB+	367,500
1,810		Tervita Corp, 144A, (5)	7.625%	12/01/21	B+	1,821,312

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2019

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

		Commercial Services & Supplies (continued)

$1,290		Waste Pro USA Inc., 144A	5.500%	2/15/26	B+	$1,344,825
		Total Commercial Services & Supplies				10,015,112

		Communications Equipment – 0.3%

600		IHS Netherlands Holdco BV, 144A, (5)	8.000%	9/18/27	B+	637,500
745		ViaSat Inc., 144A	5.625%	9/15/25	B	767,350
350		ViaSat Inc., 144A, (5)	5.625%	4/15/27	BB+	374,500
		Total Communications Equipment				1,779,350

		Construction & Engineering – 0.2%

600		GMR Hyderabad International Airport Ltd, 144A, (5)	5.375%	4/10/24	BB+	621,264
300		GMR Hyderabad International Airport Ltd, 144A	4.250%	10/27/27	BB+	283,154
300		International Airport Finance SA, 144A	12.000%	3/15/33	B2	329,250
		Total Construction & Engineering				1,233,668

		Diversified Financial Services – 0.7%

581		Cometa Energia SA de CV, 144A, (5)	6.375%	4/24/35	BBB	632,273
325		Minejesa Capital BV, 144A	4.625%	8/10/30	Baa3	336,243
650		Minejesa Capital BV, 144A, (5)	5.625%	8/10/37	Baa3	705,829
6,505	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	1,879,847
		Total Diversified Financial Services				3,554,192

		Electric Utilities – 2.4%

940		Acwa Power Management And Investments One Ltd, 144A, (5)	5.950%	12/15/39	Baa3	999,605
700		Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energ, 144A, (5)	6.250%	12/10/24	BB+	752,290
400		Adani Transmission Ltd, 144A, (5)	4.250%	5/21/36	BBB–	404,051
265		Consorcio Transmantaro SA, 144A, (5)	4.700%	4/16/34	Baa3	291,171
600		Empresa de Transmision Electrica SA, 144A, (5)	5.125%	5/02/49	Baa1	682,506
1,800,000	COP	Empresas Publicas de Medellin ESP, 144A	8.375%	11/08/27	BBB	576,679
700		Enel Americas SA, (5)	4.000%	10/25/26	A–	724,507
1,355		Instituto Costarricense de Electricidad, 144A, (5)	6.950%	11/10/21	B1	1,412,601
600		Lamar Funding Ltd, 144A, (5)	3.958%	5/07/25	Ba1	585,726
600		Listrindo Capital BV, 144A, (5)	4.950%	9/14/26	BB+	608,310
692		LLPL Capital Pte Ltd, 144A, (5)	6.875%	2/04/39	Baa3	804,286
400		Pampa Energia SA, 144A	7.500%	1/24/27	B–	340,923
250		Perusahaan Listrik Negara PT, 144A, (5)	4.875%	7/17/49	BBB	270,625
575		Talen Energy Supply LLC	6.500%	6/01/25	B	490,722
625		Talen Energy Supply LLC, 144A, (5)	7.250%	5/15/27	BB	657,625
1,500		TerraForm Power Operating LLC, 144A, (5)	4.750%	1/15/30	BB	1,526,250
1,450		Vistra Operations Co LLC, 144A, (5)	5.625%	2/15/27	BB	1,527,938
725		Vistra Operations Co LLC, 144A, (5)	5.000%	7/31/27	BB	757,611
		Total Electric Utilities				13,413,426

		Electrical Equipment – 0.2%

1,200		NextEra Energy Operating Partners LP, 144A, (5)	3.875%	10/15/26	Ba1	1,204,500

		Energy Equipment & Services – 1.0%

315		Archrock Partners LP / Archrock Partners Finance Corp	6.000%	10/01/22	B+	317,363
2,375		Archrock Partners LP / Archrock Partners Finance Corp, 144A, (5)	6.875%	4/01/27	B+	2,511,562
325		Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	334,750
850		Transocean Poseidon Ltd, 144A, (5)	6.875%	2/01/27	B1	901,000
1,600		Transocean Sentry Ltd, 144A, (5)	5.375%	5/15/23	B1	1,628,000
		Total Energy Equipment & Services				5,692,675

		Equity Real Estate Investment Trust – 2.2%

1,000		Brookfield Property REIT Inc / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144A, (5)	5.750%	5/15/26	BB+	1,055,000
530		Cibanco SA Ibm / PLA Administradora Industrial S de RL de CV, 144A, (5)	4.962%	7/18/29	Baa3	547,893
1,200		Equinix Inc., (5)	5.375%	5/15/27	BBB–	1,303,236
225		HAT Holdings I LLC / HAT Holdings II LLC, 144A	5.250%	7/15/24	BB+	236,531
865		Iron Mountain Inc, 144A, (5)	5.250%	3/15/28	BB–	899,600

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

		Equity Real Estate Investment Trust (continued)

$1,575		iStar Inc., (5)	4.750%	10/01/24	BB	$1,632,094
615		MPT Operating Partnership LP / MPT Finance Corp., (5)	5.000%	10/15/27	BBB–	651,900
3,200		MPT Operating Partnership LP / MPT Finance Corp, (5)	4.625%	8/01/29	BBB–	3,296,000
990		Sabra Health Care LP, (5)	5.125%	8/15/26	BBB–	1,065,203
625		VICI Properties LP / VICI Note Co Inc, 144A, (5)	4.250%	12/01/26	BB	643,750
875		VICI Properties LP / VICI Note Co Inc, 144A	4.625%	12/01/29	BB	914,375
		Total Equity Real Estate Investment Trust				12,245,582

		Gas Utilities – 1.2%

1,480		AmeriGas Partners LP / AmeriGas Finance Corp, (5)	5.750%	5/20/27	BB	1,624,300
740		LBC Tank Terminals Holding Netherlands BV, 144A	6.875%	5/15/23	B	748,325
1,650		National Gas Co of Trinidad & Tobago Ltd, 144A, (5)	6.050%	1/15/36	BBB	1,724,266
640		NGL Energy Partners LP / NGL Energy Finance Corp, (5)	6.125%	3/01/25	B+	603,200
725		NGL Energy Partners LP / NGL Energy Finance Corp, 144A, (5)	7.500%	4/15/26	B+	701,438
1,060		Suburban Propane Partners LP/Suburban Energy Finance Corp, (5)	5.875%	3/01/27	BB–	1,102,400
		Total Gas Utilities				6,503,929

		Health Care Providers & Services – 0.9%

665		CHS/Community Health Systems Inc	6.250%	3/31/23	BB	674,975
1,100		CHS/Community Health Systems Inc, 144A	8.000%	3/15/26	B	1,133,000
600		HCA Inc	5.875%	2/01/29	Ba2	693,750
1,225		RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A	9.750%	12/01/26	CCC+	1,384,250
600		Tenet Healthcare Corp	6.750%	6/15/23	B–	659,226
500		Tenet Healthcare Corp, 144A, (5)	5.125%	11/01/27	BB–	528,125
		Total Health Care Providers & Services				5,073,326

		Hotels, Restaurants & Leisure – 0.1%

555		MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc., (5)	4.500%	1/15/28	BB+	579,975

		Household Durables – 0.4%

900		KB Home, (5)	6.875%	6/15/27	BB–	1,041,750
1,125		LGI Homes Inc, 144A, (5)	6.875%	7/15/26	BB–	1,178,437
		Total Household Durables				2,220,187

		Independent Power & Renewable Electricity Producers – 0.6%

935		Azure Power Energy Ltd, 144A, (5)	5.500%	11/03/22	Ba3	952,989
500		Calpine Corp, 144A, (5)	5.250%	6/01/26	BB+	520,625
700		Kallpa Generacion SA, 144A, (5)	4.125%	8/16/27	Baa3	713,132
525		NRG Energy Inc, 144A, (5)	5.250%	6/15/29	BB	567,656
575		Termocandelaria Power Ltd, 144A, (5)	7.875%	1/30/29	BB+	633,938
		Total Independent Power & Renewable Electricity Producers				3,388,340

		Machinery – 0.4%

2,000		USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	2,083,200

		Media – 0.8%

1,250		Altice France SA/France, 144A, (5)	7.375%	5/01/26	B	1,342,050
600		CSC Holdings LLC, 144A	7.500%	4/01/28	B	678,000
2,250		CSC Holdings LLC, 144A	5.750%	1/15/30	B	2,401,875
		Total Media				4,421,925

		Mortgage Real Estate Investment Trust – 0.2%

840		Starwood Property Trust Inc., (5)	4.750%	3/15/25	BB–	886,200

		Oil, Gas & Consumable Fuels – 4.8%

1,725		Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A, (5)	5.750%	3/01/27	BB+	1,516,922
300		Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	5.750%	1/15/28	BB+	261,000
2,225		Cheniere Energy Partners LP, 144A, (5)	4.500%	10/01/29	BB	2,286,410
2,450		Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A, (5)	5.625%	5/01/27	BB–	2,483,687
1,500		DCP Midstream Operating LP, (5)	5.125%	5/15/29	BB+	1,556,250
850		EnLink Midstream LLC, (5)	5.375%	6/01/29	BBB–	799,000
1,250		EnLink Midstream Partners LP, (5)	4.850%	7/15/26	BBB–	1,171,875

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2019

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

		Oil, Gas & Consumable Fuels (continued)

$1,600		Enviva Partners LP / Enviva Partners Finance Corp, 144A, (5)	6.500%	1/15/26	BB–	$1,713,008
2,255		Genesis Energy LP / Genesis Energy Finance Corp, (5)	5.625%	6/15/24	B+	2,176,075
450		Global Partners LP / GLP Finance Corp, (5)	7.000%	6/15/23	B+	463,500
940		Global Partners LP / GLP Finance Corp, 144A, (5)	7.000%	8/01/27	B+	998,750
700		Hess Midstream Operations LP, 144A	5.625%	2/15/26	BB+	728,620
600		KazTransGas JSC, 144A, (5)	4.375%	9/26/27	Baa3	629,056
515		Martin Midstream Partners LP / Martin Midstream Finance Corp	7.250%	2/15/21	B–	468,650
1,200		NuStar Logistics LP, (5)	6.000%	6/01/26	Ba2	1,269,000
640		Par Petroleum LLC / Par Petroleum Finance Corp, 144A, (5)	7.750%	12/15/25	BB–	662,400
900		Peru LNG Srl, 144A, (5)	5.375%	3/22/30	BBB–	886,509
400		Promigas SA ESP / Gases del Pacifico SAC, 144A, (5)	3.750%	10/16/29	Baa3	403,504
1,575		Sunoco LP / Sunoco Finance Corp, (5)	5.875%	3/15/28	BB	1,672,343
300		Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	6.500%	7/15/27	BB	328,500
1,250		Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A, (5)	6.875%	1/15/29	BB	1,387,500
775		Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A, (5)	5.500%	3/01/30	BB	796,312
1,140		TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	BB	1,117,200
400		Transportadora de Gas del Sur SA, 144A	6.750%	5/02/25	B–	353,000
		Total Oil, Gas & Consumable Fuels				26,129,071

		Real Estate Management & Development – 0.8%

3,310		Hunt Cos Inc, 144A, (5)	6.250%	2/15/26	BB–	3,268,625
625		Kennedy-Wilson Inc., (5)	5.875%	4/01/24	BB	640,625
200		RKI Overseas Finance 2016 B Ltd, Reg S	4.700%	9/06/21	BB–	199,221
400		Shimao Property Holdings Ltd, Reg S	4.750%	7/03/22	BBB–	407,546
		Total Real Estate Management & Development				4,516,017

		Road & Rail – 0.3%

270		Lima Metro Line 2 Finance Ltd, 144A, (5)	4.350%	4/05/36	Baa1	285,863
900		Rumo Luxembourg Sarl, 144A, (5)	5.875%	1/18/25	BB	965,250
600		Transnet SOC Ltd, 144A, (5)	4.000%	7/26/22	Baa3	608,400
		Total Road & Rail				1,859,513

		Thrifts & Mortgage Finance – 0.3%

1,730		Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A, (5)	5.250%	10/01/25	BB	1,794,875

		Trading Companies & Distributors – 0.2%

890		Fortress Transportation & Infrastructure Investors LLC, 144A, (5)	6.500%	10/01/25	BB–	939,395

		Transportation Infrastructure – 0.7%

300		Adani Ports & Special Economic Zone Ltd, 144A, (5)	4.000%	7/30/27	BBB–	301,785
625		Aeropuerto Internacional de Tocumen SA, 144A, (5)	6.000%	11/18/48	BBB+	774,225
1,025		Aeropuertos Dominicanos Siglo XXI SA, 144A, (5)	6.750%	3/30/29	BB–	1,132,635
600		DP World PLC, 144A, (5)	5.625%	9/25/48	Baa1	692,760
4,200	MXN	Grupo Aeroportuario del Centro Norte SAB de CV	6.850%	6/07/21	N/R	220,824
900		Mexico City Airport Trust, 144A, (5)	4.250%	10/31/26	BBB+	940,509
		Total Transportation Infrastructure				4,062,738

		Wireless Telecommunication Services – 0.3%

865		Hughes Satellite Systems Corp, (5)	6.625%	8/01/26	BB	960,150
430		Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A, (5)	5.152%	3/20/28	Baa2	468,700
		Total Wireless Telecommunication Services				1,428,850
		Total Corporate Bonds (cost $111,380,097)				115,896,046

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 20.7% (13.8% of Total Investments)

		Diversified Financial Services – 0.9%

$945		National Rural Utilities Cooperative Finance Corp	5.250%	4/20/46	A3	$1,023,849
4,010		Transcanada Trust	5.625%	5/20/75	BBB	4,180,425
		Total Diversified Financial Services				5,204,274

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

		Electric Utilities – 6.6%

$1,370		AES Gener SA, 144A	6.350%	10/07/79	BB	$1,404,250
2,175		AusNet Services Holdings Pty Ltd, Reg S	5.750%	3/17/76	BBB	2,272,987
995		ComEd Financing III	6.350%	3/15/33	BBB	1,060,919
3,590		Duke Energy Corp	4.875%	N/A (6)	BBB	3,764,295
1,300	GBP	Electricite de France SA, Reg S	5.875%	N/A (6)	BBB	1,882,554
5,623		Emera Inc	6.750%	6/15/76	BBB–	6,353,990
3,870		Enel SpA, 144A	8.750%	9/24/73	BBB	4,542,412
3,294		NextEra Energy Capital Holdings Inc, (3-Month LIBOR reference rate + 2.068% spread), (7)	3.977%	10/01/66	BBB	2,898,720
4,938		NextEra Energy Capital Holdings Inc, (3-Month LIBOR reference rate + 2.125% spread), (7)	4.019%	6/15/67	BBB	4,416,908
3,360		NextEra Energy Capital Holdings Inc	4.800%	12/01/77	BBB	3,468,360
2,440		NextEra Energy Capital Holdings Inc	5.650%	5/01/79	BBB	2,701,055
695		PPL Capital Funding Inc, (3-Month LIBOR reference rate + 2.665% spread), (7)	4.626%	3/30/67	BBB	663,551
910		SSE PLC, Reg S	4.750%	9/16/77	BBB–	933,660
		Total Electric Utilities				36,363,661

		Independent Power & Renewable Electricity Producers – 0.4%

1,985		AES Gener SA, 144A	7.125%	3/26/79	BB	2,083,289

		Marine – 0.2%

1,205		Royal Capital BV, Reg S	4.875%	N/A (6)	N/R	1,218,407

		Multi-Utilities – 2.4%

3,550		CenterPoint Energy Inc.	6.125%	N/A (6)	BBB–	3,754,125
1,410		Dominion Energy Inc.	5.750%	10/01/54	BBB–	1,519,698
1,480		Dominion Energy Inc.	4.650%	N/A (6)	BBB–	1,509,852
895		NiSource Inc.	5.650%	N/A (6)	BBB–	917,375
2,612		RWE AG, Reg S	6.625%	7/30/75	BB+	2,960,998
2,757		WEC Energy Group Inc., (3-Month LIBOR reference rate + 2.113% spread), (7)	4.022%	5/15/67	BBB	2,567,668
		Total Multi-Utilities				13,229,716

		Oil, Gas & Consumable Fuels – 8.6%

2,165		Buckeye Partners LP	6.375%	1/22/78	B+	1,591,816
2,544		DCP Midstream Operating LP, 144A	5.850%	5/21/43	BB–	2,365,920
5,960		Enbridge Inc	6.000%	1/15/77	BBB–	6,310,448
6,510		Enbridge Inc	5.500%	7/15/77	BBB–	6,716,432
2,335		Enbridge Inc	6.250%	3/01/78	BBB–	2,532,518
4,619		Energy Transfer Operating LP, (3-Month LIBOR reference rate + 3.018% spread), (7)	4.927%	11/01/66	Ba1	3,556,630
866		Energy Transfer Operating LP	6.250%	N/A (6)	BB	814,040
375		EnLink Midstream Partners LP	6.000%	N/A (6)	BB	257,813
2,089		Enterprise Products Operating LLC	4.875%	8/16/77	Baa2	2,062,887
3,805		Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	3,850,584
1,735		Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	1,724,230
2,255	CAD	Inter Pipeline Ltd	6.625%	11/19/79	BBB–	1,738,723
3,865		Plains All American Pipeline LP	6.125%	N/A (6)	BB	3,604,112
5,604		TransCanada PipeLines Ltd, (3-Month LIBOR reference rate + 2.210% spread), (7)	4.120%	5/15/67	Baa2	4,688,418
2,940		Transcanada Trust	5.875%	8/15/76	BBB	3,164,322
2,124		Transcanada Trust	5.500%	9/15/79	BBB	2,229,138
		Total Oil, Gas & Consumable Fuels				47,208,031

		Real Estate Management & Development – 1.3%

4,250		AT Securities BV, Reg S	5.250%	N/A (6)	BBB–	4,422,125
1,090	EUR	CPI Property Group SA, Reg S	4.375%	N/A (6)	BB+	1,274,127
1,750	SGD	Frasers Property Treasury Pte Ltd, Reg S	3.950%	N/A (6)	N/R	1,285,736
		Total Real Estate Management & Development				6,981,988

		Road & Rail – 0.3%

1,534		BNSF Funding Trust I	6.613%	12/15/55	A–	1,718,080
		Total $1,000 Par (or similar) Institutional Preferred (cost $112,601,722)				114,007,446

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2019

Shares	Description (1)			Coupon		Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 6.9% (4.6% of Total Investments)

	Electric Utilities – 2.0%

64,280	American Electric Power Co Inc			6.125%		BBB	$3,479,476
73,946	NextEra Energy Inc			4.872%		A–	3,791,951
74,079	Southern Co			6.750%		BBB	3,992,858
	Total Electric Utilities						11,264,285

	Equity Real Estate Investment Trust – 2.2%

56,651	Braemar Hotels & Resorts Inc			5.500%		N/R	1,076,369
2,957	Crown Castle International Corp, (2)			6.875%		N/R	3,789,828
8,865	Equity Commonwealth			6.500%		N/R	250,348
10,035	Lexington Realty Trust			6.500%		N/R	572,095
27,217	QTS Realty Trust Inc			6.500%		B–	3,515,620
25,592	RLJ Lodging Trust			1.950%		N/R	734,746
34,269	RPT Realty			7.250%		N/R	2,051,342
	Total Equity Real Estate Investment Trust						11,990,348

	Multi-Utilities – 2.7%

49,625	CenterPoint Energy Inc			7.000%		N/R	2,418,723
38,165	Dominion Energy Inc			7.250%		BBB–	4,083,273
95,731	DTE Energy Co			6.250%		BBB–	4,907,171
21,070	Sempra Energy			6.000%		N/R	2,528,822
5,589	Sempra Energy			6.750%		N/R	665,482
	Total Multi-Utilities						14,603,471
	Total Convertible Preferred Securities (cost $34,267,724)						37,858,104

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (3)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 3.3% (2.2% of Total Investments) (8)

	Capital Markets – 0.2%

$534	Capital Automotive LP, Term Loan, First Lien	4.300%	1-Month LIBOR	2.500%	3/24/24	B1	$536,687

768	Capital Automotive LP, Term Loan, Second Lien	7.800%	1-Month LIBOR	6.000%	3/24/25	CCC+	772,934
1,302	Total Capital Markets						1,309,621

	Chemicals – 0.2%

993	Messer Industries GmbH, Term Loan	4.445%	3-Month LIBOR	2.500%	3/01/26	BB–	999,185

	Equity Real Estate Investment Trust – 0.4%

990	Iron Mountain Inc., Term Loan B	3.542%	1-Month LIBOR	1.750%	1/02/26	BB	988,994
1,140	VICI Properties 1 LLC, Term Loan B	3.785%	1-Month LIBOR	2.000%	12/22/24	BBB–	1,146,960
2,130	Total Equity Real Estate Investment Trust						2,135,954

	Health Care Providers & Services – 0.3%

1,412	Lifepoint Health, Inc., Term Loan	6.299%	1-Month LIBOR	4.500%	11/16/25	B+	1,425,111

	Hotels, Restaurants & Leisure – 0.2%

982	CityCenter Holdings LLC, Term Loan B	4.049%	1-Month LIBOR	2.250%	4/18/24	BB–	987,815

	Oil, Gas & Consumable Fuels – 0.7%

1,975	BCP Renaissance Parent, Term Loan B	5.349%	2-Month LIBOR	3.500%	11/01/24	BB–	1,761,453
600	Buckeye Partners, LP Term Loan B	4.441%	1-Month LIBOR	2.750%	11/01/26	BBB–	606,168
1,439	Delek US Holdings Inc, Term Loan B	4.042%	1-Month LIBOR	2.250%	3/30/25	BB+	1,438,302
4,014	Total Oil, Gas & Consumable Fuels						3,805,923

	Real Estate Management & Development – 0.8%

2,963	GGP, Term Loan B	4.299%	1-Month LIBOR	2.500%	8/24/25	BB+	2,949,539
1,540	Invitation Homes Operating Partnership, Term Loan A	3.492%	1-Month LIBOR	1.700%	2/06/22	N/R	1,519,310
4,503	Total Real Estate Management & Development						4,468,849

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (3)	Value

	Road & Rail – 0.5%

$2,100	Genesee and Wyoming, Term Loan	3.906%	3-Month LIBOR	2.000%	1/27/20	N/R	$2,122,869
600	Kenan Advantage Group Inc, Term Loan	4.799%	1-Month LIBOR	3.000%	8/01/22	B+	596,846
142	Kenan Advantage Group Inc, Term Loan B	4.799%	1-Month LIBOR	3.000%	7/29/22	B+	141,931
2,842	Total Road & Rail						2,861,646
$18,178	Total Variable Rate Senior Loan Interests (cost $18,042,277)						17,994,104

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 1.0% (0.6% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.7%

$5,120	Cheniere Energy Inc			4.250%	3/15/45	N/R	$4,032,269

	Real Estate Management & Development – 0.3%

1,360	Tricon Capital Group Inc, 144A			5.750%	3/31/22	N/R	1,407,600
$6,480	Total Convertible Bonds (cost $5,013,959)						5,439,869

Shares	Description (1), (10)						Value

	INVESTMENT COMPANIES – 0.6% (0.4% of Total Investments)

2,896,237	Keppel Infrastructure Trust						$1,162,759
1,390,991	Starwood European Real Estate Finance Ltd						1,924,638
	Total Investment Companies (cost $2,852,642)						3,087,397

Principal Amount (000)	Description (1)			Interest Rate (11)	Maturity		Value

	WHOLE LOANS – 0.5% (0.4% of Total Investments) (12), (13)

	Commercial Loans – 0.3%

$13,956	NCH Corp, (14), (15), (16)			11.925%	8/01/49		$1,785,487

	Multifamily Loans – 0.2%

4,383	NCH Corp, (14), (15), (16)			11.925%	8/01/49		1,190,513
$18,339	Total Whole Loans (cost $18,940,921)						2,976,000

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (3)	Value

	MORTGAGE-BACKED SECURITIES – 0.3% ( 0.2% of Total Investments)

$550	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 2.750% spread), (7)			4.490%	7/15/36	N/R	$549,999
925	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 4.250% spread), (7)			5.990%	7/15/36	N/R	924,997
$1,475	Total Mortgage-Backed Securities (cost $1,475,000)						1,474,996

Shares	Description (1)						Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Equity Real Estate Investment Trust – 0.0%

21,986	Charter Hall Long Wale REIT, (14)						$—
	Total Common Stock Rights (cost $—)						—
	Total Long-Term Investments (cost $777,950,819)						812,967,412

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.2% (1.5% of Total Investments)

	REPURCHASE AGREEMENTS – 2.2% (1.5% of Total Investments)

$12,111	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/19, repurchase price $12,111,895, collateralized by $11,105,000 U.S. Treasury Bonds, 2.875%, due 8/15/45, value $12,358,854	0.650%	1/02/20	$12,111,458
	Total Short-Term Investments (cost $12,111,458)			12,111,458
	Total Investments (cost $790,062,277) – 149.9%			825,078,870
	Borrowings – (40.4)% (17), (18)			(222,225,000)
	Reverse Repurchase Agreements – (11.8)% (19)			(65,000,000)
	Other Assets Less Liabilities – 2.3% (20)			12,610,387
	Net Assets Applicable to Common Shares – 100%			$550,464,257

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (21)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Securities LLC	$112,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(3,444,986)	$(3,444,986)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $84,035,177 have been pledged as collateral for reverse repurchase agreements.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(8)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	Represents the interest rate, coupon and maturity in effect as of the end of the reporting period.

(12)	Securities purchased as part of a private placement, which have not been registered with U.S. Securities and Exchange Commission under the Securities Act of 1933.

(13)	Interest rates on whole loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) as of the end of the reporting period.

(14)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(15)	Loan is currently default with regards to scheduled interest and/or principal payments.

(16)

Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of the end of the reporting period.

(17)	Borrowings as a percentage of Total Investments is 26.9%.

(18)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(19)	Reverse Repurchase Agreements as a percentage of Total Investments is 7.9%.

(20)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(21)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

EUR	Euro

GBP	Pound Sterling

MXN	Mexican Peso

REIT	Real Estate Investment Trust

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

SGD	Singapore Dollar

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2019

Assets
Long-term investments, at value (cost $777,950,819)	$812,967,412
Short-term investments, at value (cost approximates value)	12,111,458
Cash	2,599,498
Cash collateral at broker for investments in swaps(1)	3,568,455
Cash denominated in foreign currencies (cost $59,729)	59,870
Receivable for:
Dividends	2,886,553
Interest	3,622,740
Investments sold	7,488,776
Reclaims	144,656
Other assets	34,930
Total assets	845,484,348
Liabilities
Borrowings	222,225,000
Reverse repurchase agreements	65,000,000
Unrealized depreciation on interest rate swaps	3,444,986
Payable for investments purchased – regular settlement	3,237,764
Accrued expenses:
Interest on borrowings	165,885
Management fees	659,528
Trustees fees	35,206
Other	251,722
Total liabilities	295,020,091
Net assets applicable to common shares	$550,464,257
Common shares outstanding	27,469,180
Net asset value (“NAV”) per common share outstanding	$20.04
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$274,692
Paid-in surplus	607,174,495
Total distributable earnings	(56,984,930)
Net assets applicable to common shares	$550,464,257
Authorized common shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in swaps.

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends	$26,162,284
Interest	14,495,474
Foreign tax withheld on dividend income	(1,253,414)
Total investment income	39,404,344
Expenses
Management fees	7,013,761
Interest expense	6,584,309
Custodian fees	424,041
Trustees fees	20,402
Professional fees	66,921
Shareholder reporting expenses	75,950
Shareholder servicing agent fees	16,571
Stock exchange listing fees	7,728
Investor relations expenses	176,828
Other	37,299
Total expenses	14,423,810
Net investment income (loss)	24,980,534
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	24,680,775
Swaps	400,491
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	89,218,974
Swaps	(5,974,485)
Net realized and unrealized gain (loss)	108,325,755
Net increase (decrease) in net assets applicable to common shares from operations	$133,306,289

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 12/31/19	Year Ended 12/31/18
Operations
Net investment income (loss)	$24,980,534	$29,069,123
Net realized gain (loss) from:
Investments and foreign currency	24,680,775	(10,137,458)
Futures contracts	—	1,112,542
Swaps	400,491	98,340
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	89,218,974	(73,119,594)
Futures contracts	—	(81,160)
Swaps	(5,974,485)	1,331,825
Net increase (decrease) in net assets applicable to common shares from operations	133,306,289	(51,726,382)
Distributions to Common Shareholders
Dividends	(35,545,117)	(31,073,496)
Return of capital	—	(4,070,384)
Decrease in net assets applicable to common shares from distributions to common shareholders	(35,545,117)	(35,143,880)
Capital Share Transactions
Cost of shares repurchased and retired	—	(2,301,699)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(2,301,699)
Net increase (decrease) in net assets applicable to common shares	97,761,172	(89,171,961)
Net assets applicable to common shares at the beginning of period	452,703,085	541,875,046
Net assets applicable to common shares at the end of period	$550,464,257	$452,703,085

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended December 31, 2019

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$133,306,289
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(715,869,937)
Proceeds from sales and maturities of investments	651,126,505
Proceeds from (Purchases of) short-term investments, net	8,048,605
Proceeds from (Payments for) closed foreign currency spot contracts	(47,633)
Capital gain and return of capital distributions from investments	2,911,545
Taxes Paid	(2,516)
Amortization (Accretion) of premiums and discounts, net	(37,807)
(Increase) Decrease in:
Receivable for dividends	(620,718)
Receivable for interest	(67,410)
Receivable for investments sold	(1,520,345)
Receivable for reclaims	98,926
Other assets	66,471
Increase (Decrease) in:
Payable for investments purchased – regular settlement	(512,500)
Payable for investments purchased – when-issued/delayed delivery settlement	(44,079)
Accrued interest	19,744
Accrued management fees	108,953
Accrued Trustees fees	7,879
Accrued other expenses	34,880
Net realized (gain) loss from investments and foreign currency	(24,680,775)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(89,218,974)
Swaps	5,974,485
Net cash provided by (used in) operating activities	(30,918,412)
Cash Flows from Financing Activities:
Proceeds from reverse repurchase agreements	65,000,000
Proceeds on borrowings	7,000,000
Cash distributions paid to common shareholders	(35,545,117)
Net cash provided by (used in) financing activities	36,454,883
Net Increase (Decrease) in Cash, Cash Denominated in Foreign Currency, and Cash Collateral at Brokers	5,536,471
Cash, cash denominated in foreign currency, and cash collateral at brokers at the beginning of period	691,352
Cash, cash denominated in foreign currency, and cash collateral at brokers at the end of period	$6,227,823

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing costs)	$6,543,753

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2019	$16.48	$0.91	$3.94	$4.85	$(1.29)	$—	$—	$(1.29)	$—		$20.04	$18.36
2018	19.61	1.05	(2.93)	(1.88)	(1.12)	—	(0.15)	(1.27)	0.02		16.48	13.63
2017	18.09	1.14	1.66	2.80	(1.28)	—	—	(1.28)	—		19.61	17.80
2016	17.27	1.12	1.04	2.16	(1.14)	—	(0.21)	(1.35)	0.01		18.09	15.74
2015	19.84	1.18	(2.18)	(1.00)	(1.15)	(0.04)	(0.38)	(1.57)	—	*	17.27	15.24

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2019	$222,225	$3,477
2018	215,225	3,103
2017	225,225	3,406
2016	73,275	3,408
2015	74,500	3,265

		Common Share Supplemental Data/Ratios
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

30.18%	45.48%	$550,464	2.80%	4.84%	90%
(9.90)	(17.07)	452,703	2.77	5.73	92
15.81	21.62	541,875	2.47	5.90	100
12.82	12.37	176,439	2.18	6.19	107
(5.39)	(11.72)	168,755	2.12	6.24	96

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in Common Share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to reverse repurchase agreements and borrowings as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2019	1.28%
2018	1.20
2017	0.82
2016	0.56
2015	0.52

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

Nuveen Real Asset Income and Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JRI.” The Fund was organized as a Massachusetts business trust on January 10, 2012.

The end of the reporting period for the Fund is December 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal ended December 31, 2019 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to common shareholders of a stated dollar amount per share. Effective October 2019 and subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Prior to October 2019, the Fund had a cash flow-based distribution program. Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the

Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

Foreign Currency Transactions and Translation

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$109,531,258	13.3%
Australia	35,330,618	4.3
Singapore	29,170,186	3.5
France	22,994,921	2.8
Italy	16,593,880	2.0
United Kingdom	14,112,044	1.7
Spain	13,903,154	1.7
Germany	12,145,806	1.5
Portugal	8,320,789	1.0
Other	75,246,241	9.1
Total non-U.S. securities	$337,348,897	40.9%

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Notes to Financial Statements (continued)

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Fund and it did not have a material impact on the fund’s financial statements.

Fair Value Measurement Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investment in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from a pricing service. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Commercial and multifamily whole loans are generally fair valued using a discounted cash flow methodology designed to incorporate, among other things, the present value of the projected stream of cash flows for such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, the discounted cash flow methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are initially fair valued at their purchase price and subsequently fair valued using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the Fund’s Valuation Committee, as described below, concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of commercial and multifamily whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield and liquidity spreads and debt service coverage ratios, ceilings, floors and appraisals. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Real estate owned properties are valued, whenever possible, using a third-party appraisal or broker’s opinion of value. If a third-party appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology). There were no real estate owned properties held by the Fund as of the end of the reporting period.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$273,565,545	$111,927,579	***	$—		$385,493,124
$25 Par (or similar) Retail Preferred	125,111,502	3,628,824	***	—		128,740,326
Corporate Bonds	—	115,896,046		—		115,896,046
$1,000 Par (or similar) Institutional Preferred	—	114,007,446		—		114,007,446
Convertible Preferred Securities	34,068,276	3,789,828	***	—		37,858,104
Variable Rate Senior Loan Interests	—	17,994,104		—		17,994,104
Convertible Bonds	—	5,439,869		—		5,439,869
Investment Companies	3,087,397	—		—		3,087,397
Whole Loans	—	—		2,976,000	***	2,976,000
Mortgage-Backed Securities	—	1,474,996		—		1,474,996
Common Stock Rights	—	—		—	****	—

Short-Term Investments:
Repurchase Agreements	—	12,111,458		—		12,111,458

Investments in Derivatives:
Interest Rate Swaps**	—	(3,444,986)		—		(3,444,986)
Total	$435,832,720	$382,825,164		$2,976,000		$821,633,884
*	Refer to the Fund’s Portfolio of Investments for industry classifications and whole loan categories, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.
****	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

The Fund may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition; the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of the end of the reporting period, the Fund did not own any real estate property.

The delinquency loan profile as to the timely payment of principal and interest of the whole loans in which the Fund was invested as of the end of the reporting period is as follows:

	Current		30 Days		60 Days		90 Days		120+ Days		Total
Whole Loans Category	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*
Multifamily Loans	$—	—%	$—	—%	$—	—%	$—	—%	$1,190,513	40.0%	$1,190,513	40.0%
Commercial Loans	—	—	—	—	—	—	—	—	1,785,487	60.0	1,785,487	60.0
*	As a of percentage of the total value of the whole loan category as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$12,111,458	$(12,111,458)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $715,869,937 and $651,126,505, respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on

Notes to Financial Statements (continued)

the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$112,400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(3,444,986)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts Net Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$—	$(3,444,986)	$(3,444,986)	$3,444,986	$—
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$400,491	$(5,974,485)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in Common shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/19	Year Ended 12/31/18
Common shares:
Repurchased and retired	—	(163,400)
Weighted average common share:
Price per common share repurchased and retired	$—	$14.07
Discount per common share repurchased and retired	—%	17.21%

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$802,871,347
Gross unrealized:
Appreciation	$57,316,352
Depreciation	(38,553,815)
Net unrealized appreciation (depreciation) of investments	$18,762,537

Notes to Financial Statements (continued)

Permanent differences, primarily due to bond premium amortization adjustments, federal taxes paid, REIT adjustments, treatment of notional principal contracts, complex securities character adjustments, foreign currency transactions, investments in partnerships, and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2019, the Fund’s tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2019, the Fund’s tax year end, were as follows:
Undistributed net ordinary income[1]	$2,772,533
Undistributed net long-term capital gains	—

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended December 31, 2019 and December 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019
Distributions from net ordinary income[1]	$35,545,117
Distributions from net long-term capital gains	—
Return of capital	—

2018
Distributions from net ordinary income[1]	$31,073,496
Distributions from net long-term capital gains	—
Return of capital	4,070,384

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2019, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Not subject to expiration:
Short-term	$8,748,953
Long-term	69,799,751
Total	$78,548,704

During the Fund’s tax year ended December 31, 2019, the Fund utilized $13,928,061 of its capital loss carryforward. A portion of the Fund’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2019, the complex-level fee for the Fund was 0.1562%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Fund Leverage

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $231,500,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $222,225,000.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amount borrowed and 0.125% per annum on the undrawn balance.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on these Borrowings were $217,825,000 and 2.91%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are secured by assets in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Reverse Repurchase Agreements

During the current fiscal period, the Fund entered into a reverse repurchase agreement as a means of leverage.

Notes to Financial Statements (continued)

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will earmark assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
Societe Generale	2.650%	$(65,000,000)	1/22/20	$(65,000,000)	$(65,133,972)

During the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreement were as follows:

Average daily balance outstanding	$65,000,000	*
Weighted average interest rate	2.65%
*	For the period December 4, 2019 (initial purchase of reverse repurchase agreements) through December 31, 2019.

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty**	Net Exposure
Societe Generale	$(65,133,972)	$65,133,972	$—
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
**	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

10. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02081 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations, its percentage of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code, and its percentage of qualified business income (“QBI”) for individuals under Section 199A of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend and business income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% of DRD	11.4%
% of QDI	28.5%
% of QBI	15.3%

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2019.

% of Interest-Related Dividends	17.0%

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRI
Common Shares Repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

JRI Custom Blended Benchmark: A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index NR (Net Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index NR (Net Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

NASDAQ Composite Index: A stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Russell Midcap® Index: A market-weighted index measuring the performance of the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	2008 Class II		157

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		157

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		157

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		157

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		157

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		157

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		157

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		157

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		157

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director (from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2019); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Effective July 1, 2017, Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund (JDD) and Nuveen Real Estate Income Fund (JRS). Effective February 27, 2020, Mr. Young was appointed as a Board Member of JDD and JRS.

(3)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-I-1219D 1077291-INV-Y-02/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2019	$27,900	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2018	$27,900	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2019	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2019	$0	$0	$0	$0
December 31, 2018	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Jay L. Rosenberg, Senior Managing Director and head of real assets at Nuveen Asset Management, is the lead manager of the Fund. He began working with infrastructure and real estate assets in 1995. He is the creator of Nuveen’s Global Infrastructure strategy, which invests in listed infrastructure companies, and has been a portfolio manager since its inception in 2007. He is also the creator and a portfolio manager for Nuveen’s Real Asset Income strategy, which invests in income generating debt and equity securities from both the real estate and infrastructure segments, since its inception in 2011. In addition, Jay has been a portfolio manager for Nuveen’s Real Estate Securities strategy, which invests primarily in equity real estate investment trusts (REITs), since he joined the firm in 2005.

Brenda A. Langenfeld, CFA, is a Managing Director at Nuveen Asset Management and a portfolio manager for the fund. She started working in the financial services industry with FAF Advisors, Inc. (“FAF”) in 2004. Previously, Ms. Langenfeld was a member of the High Grade Credit Sector Team, responsible for trading corporate bonds, and prior to that, she was a member of the Securitized Debt Sector Team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Tryg T. Sarsland is a Managing Director at Nuveen Asset Management and a portfolio manager for the fund. He entered the financial services industry in 2000 and joined Nuveen Asset Management in 2011. He is also a portfolio manager for the firm’s Real Asset Income strategy, which invests in income generating debt and equity securities from both the real estate and infrastructure segments, since 2015. In addition, he serves as the director of research infrastructure, with responsibility for direct management of the U.S. based equity research analysts dedicated to the Global Infrastructure and Real Asset Income teams. He also maintains analyst responsibilities for the Global Infrastructure and Real Asset Income strategies, specializing in non-U.S. utilities.

Jean C. Lin, CFA, is a co-portfolio manager for the High Yield Strategy and is also a member of the Leveraged Finance Team, responsible for covering the telecom sector. She was one of the original members of the Leveraged Finance Team, which TIAA formed in 1995. Since that time, Jean has been investing almost exclusively in the leveraged finance market. Jean joined TIAA in 1994. Jean joined the portfolio management team of JRI in January 2019.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*	Number of Accounts with Performance Based Fees	Assets in Accounts with Performance Based Fees*
Brenda A.	Registered Investment Company	6	$9.40 billion	0	$0
Langenfeld	Other Pooled Investment Vehicles	1	$36.6 million	0	0
	Other Accounts	777	$2.47 billion	0	0

Jay L. Rosenberg	Registered Investment Company	5	$5.39 billion	0	$0
	Other Pooled Investment Vehicles	12	$1.48 billion	0	0
	Other Accounts	10	$2.45 billion	0	0

Tryg T. Sarsland	Registered Investment Company	3	$2.97 billion	0	0
	Other Pooled Investment Vehicles	11	$1.43 billion	0	0
	Other Accounts	7	$1.94 billion	0	0

Jean C. Lin	Registered Investment Company	3	$6.13 billion	0	0
	Other Pooled Investment Vehicles	2	$36 million	0	0
	Other Accounts	4	$1.42 billion	0	0

* Assets are as of December 31, 2019.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JRI SECURITIES AS OF DECEMBER 31, 2019

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
B. Langenfeld	X
Jay Rosenberg				X
Tryg Sarsland	X
Jean Lin	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 6, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 6, 2020